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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 27, 2001



                             CT COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NORTH CAROLINA               0-19179            56-1837282

         (STATE OR OTHER            (COMMISSION         (IRS EMPLOYER
         JURISDICTION               FILE NUMBER)        IDENTIFICATION
         OF INCORPORATION)                              NUMBER)



CT COMMUNICATIONS, INC.
68 CABARRUS AVENUE, EAST
CONCORD, NORTH CAROLINA                                28025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (704) 722-2500

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         CT Communications, Inc. announced on March 27, 2001 that it intends to repurchase up to 1,000,000 shares (approximately 5%) of its outstanding common stock from time to time over the next 12 months in open market and privately negotiated transactions.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

99.1              Press Release, dated March 27, 2001, announcing that CT
                  Communications, Inc. intends to repurchase up to 1,000,000 shares (approximately 5%) of its outstanding common stock from time to time over the next 12 months in open market and privately negotiated.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CT Communications, Inc.


Date: March 28, 2001                           By: /s/ Amy Justis
                                                  ------------------------------
                                                  Amy Justis
                                                  Vice President - Finance

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                                  EXHIBIT INDEX


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
                                                                                          PAGE NUMBER
                                                                                          IN SEQUENTIAL
EXHIBIT                                                                                   NUMBERING
NUMBER            EXHIBIT                                                                 SYSTEM
------            -------                                                                 -------------
99.1              Press Release, dated March 27, 2001, announcing that CT
                  Communications, Inc. intends to repurchase up to 1,000,000 shares (approximately 5%) of its outstanding common stock from time to time over the next 12 months in open market and
                  privately negotiated.